SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: November 15, 2002


                         FNANB CREDIT CARD MASTER TRUST


             (Exact name of registrant as specified in its charter)


 United States                 333-32591                   58-1897792
 -------------                 ---------                   ----------
(State or other               (Commission                (IRS Employer
 jurisdiction                   File No.)              Identification No.)
of incorporation)


225 Chastain Meadows Court, Kennesaw, Georgia                    30144
---------------------------------------------                    -----
  (Address of principal executive offices)                    (Zip Code)

        Registrant's telephone number, including area code: 770-423-7900

Item 5         Other Events.
               -------------
               The Certificateholders Statement for the month of October 2002 was distributed to the Series 1997-2 Certificateholders on November 15, 2002.



Item 7(c).     Exhibits.
               ---------

               The following is filed as an exhibit to this report under Exhibit 99:

99.1           Series  1997-2  Certificateholders  Statement  for the  month  of
               October 2002.




                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     FNANB CREDIT CARD
                                     MASTER TRUST


                                     By:      FIRST NORTH AMERICAN
                                              NATIONAL BANK, as
                                               Servicer




                                     By:      ______________________
                                              Philip J. Dunn
                                              Vice President





Date:  November 15, 2002





                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    EXHIBITS
                                       TO
                                    FORM 8-K


                             FNANB CARD MASTER TRUST






                                INDEX TO EXHIBITS




Exhibit
Number         Exhibit


99.1           Series  1997-2  Certificateholders  Statement  for the  month  of
               October 2002.